Exhibit 10.1

ALL COMMUNICATIONS SHOULD INCLUDE THE CONTRACT NUMBER SHOWN IN BLOCK 5 BELOW OF 3 I PAGE the following materials as a result of the above numbered Invitation to Bid. PRICE Typed name & Signature) (Previous edition to be used until exhausted) DAMS FORM 1427, AUG 98 IEF) IMPORTANT NOTICE PAGE 2 NOTICE OF AWARD, STATEMENT, AND RELEASE DOCUMENT 1. 2. FROM:(Name and address of Sales Office DLA Disposition Services 74 North Washington Avenue Battle Creek, MI 49037-3092 3. DATE OF AWARD 04/08/2016 4. INVITATION NO. 16-6049 (TERM) 5. CONTRACT NO. 16-6049-0001 6. TO: (Name and address of Purchaser) Liquidity Services, Inc. 1920 L Street NW, 6th Floor Washington, DC 20036 7. BIDDER NO. 8050000994 8.(PAID STAMP) (For Release of Property Only) This is to inform you that your firm has been awarded a contract of sale for I9. PROPERTY MUST BE REMOVED BY (Final date of removal) 10. CHDD> 00 ' """DOW' OAO 'ITEMS ITEM NO. a DESCRIPTION b OTY c UNIT d UNIT PRICE e TOTAL f QUANTITY RELEASED Q See attachment to Notice of Award (page 3) $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $ 0.00 111D<O OAC< An agent of the purchaser obtaining release of the material must present purchaser authorization. 1?. · n• · · '"m Payment of amount due the U.S. Government must be made prior to removal of any material. Refer to the IFB for all methods of acceptable payment. A. I HAVE RECEIVED THE ABOVE LISTED MATERIALS IN THE QUANTITY INDICATED AND HAVE ACCEPTED SAME IN COMPLIANCE WITH THE TERMS OF ABOVE NUMBERED CONTRACT. TYPED OR PRINTED NAME AND SIGNATURE OF PURCHASER OR AUTHORIZED AGENT A. TOTAL CONTRACT PRICE $ $ $ $ $ $ $ B. LESS DEPOSIT c. BALANCE DUE B. RELEASED BY (Signature) D. REFUND DUE c. DATE ID. VOUCHER NO. E. STORAGE CHARGES 13. SALES CONTRACTING OFFICER ( LeZc--,.--=--F. PAYMENT RECEIVE[) G. REFUND MADE

DRMS FORM 1427, AUG 98 IEFI Page 2 of 2 DISPOSAL NOTIFICATION TO ALL PURCHASERS AND SUB-PURCHASERS The use, disposition, export and reexport of this property is subject to all applicable U.S laws and regulations, including the Arms Export Control Act (22 CFR 2751 et seq.), the Export Administration Act of 1979 (560 U.S.C. App. 2401 et seq.); International Traffic in Arms Regulations (22 CFR 120 et seq.); Export Administration Regulations (15 CFR 730 et seq.); Foreign Assets Control Regulations (31 CFR 500 et seq.); and the Espionage Act (37 U.S.C. 791 et seq.) which among other things, prohibits: a. The making of false statements and concealment of any material information regarding the use or disposition, export or reexport of the property, and b. Any use or disposition, export or reexport of the property which is not authorized in accordance with the provisions of this agreement. Before any export or reexport of this property is attempted, contact the Office of Defense Trade Controls, Department of State and the Bureau of Export Administration, Department of Commerce for export licensing REMARKS PART 2 - TIPS FOR PURCHASERS You have been awarded the items listed on the reverse side of this document. In order to minimize confusion or any chance of you having to pay storage charges or your contract being terminated for failure to pay for and remove property, you should do the following: 1. If there is an amount due indicated in Block 12 C, you should remit this immediately to the sales office indicated in Block 2. NO PROPERTY CAN BE REMOVED UNTIL PAID FOR. Unless otherwise indicated in the IFB, MAKE CHECKS PAYABLE TO: U.S. TREASURY. Receipts are not furnished. 2. (Read Block 9). This is your final free removal date. If you do not remove the property by this date you will be placed in Default and storage charges will be assessed. 3. Make arrangement for pickup of property and send release authorizations to both the· carrier and the disposal officer where the material is located. THE GOVERNMENT WILL NOT ACT AS LIAISON IN ANY FASHION BETWEEN PURCHASER AND CARRIER. If desired, a list of carriers serving the area is available from the Sales Office indicated on the reverse side. 4. Furnish your agent or carrier complete info needed to remove the property. THE GOVERNMENT WILL ONLY MAKE INITIAL PLACEMENT WHERE IT IS PROVIDED THE GOVERNMENT LOADS. PLACING, HANDLING, PACKING, BRACING, BLOCKING ETC., ARE YOUR RESPONSIBILITY. 5. If the IFB provided that purchaser loads, then you must make all arrangements for loading including any equipment you may require to accomplish such loading. IN THESE INSTANCES, THE GOVERNMENT WILL PROVIDE NO ASSISTANCE. 6. Follow up with your carrier or agent frequently, especially if you are in default. Extensions or reinstatements of your contract cannot be made because of your agent or carrier's failure to do something. 7. Upon receipt of property, inspect it immediately for misdescription. Misdescription claims filed after 30 days from date of removal will be denied as untimely filed. 8. If you have any questions regarding this award, contact the Sales Contracting Officer at once.

CONTRACT NUMBER 16-6049-0001 Page 3 of3 1t?p:{ 1 I{ Attachment to NOTICE OF AWARD, STATEMENT, AND RELEASE DOCUMENT Description of the property is as identified in Invitation For Bid 16-6049. Performance period for this contract is thirty-six (36) month period from the date of the initial material referral to Purchaser. The Goverrnnent may exercise two one-year options to extend the performance period for up to an additional Twenty Four (24) months. Bid percentages are as follows: Up-Front Property Payment: Back-End Property Payment: $1,000.00 each month of the performance period 64.50% of gross revenue Bid Deposit Paid to the Goverrnnent (March 2, 2016): Payment Deposit (due within ten (10) calendar days of award): $ 100,000.00 $ 100,000.00 Financial Guarantee Bond (due within thirty (30) calendar days of award): $3,000,000.00 // rt:.:'(}ffo-------------------------------NOTHING FOLLOWS---------------------------------------------fb('J,